UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2007
                                                 (July 12, 2007)

                    BF Acquisition Group V, Inc.
.......................................................................
       (Exact name of registrant as specified in its charter)

          Florida                 0-26853          65-0913588
.......................................................................
(State or other jurisdiction    (Commission       (IRS Employer
     of incorporation)          File Number)   Identification No.)

2030 Vallejo St., Suite 505, San Francisco, California      94123
.......................................................................
       (Address of principal executive offices)          (Zip Code)

 Registrant's telephone number, including area code: (415) 359-1176

.......................................................................
   (Former name or former address, if changed since last report)





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Item 3.02. Unregistered Sales of Equity Securities

	On July 12, 2007, the registrant issued 885,000 shares of the registrant's common stock, $0.001 par value, to five persons in exchange for their services to the registrant. The shares were issued at $.01625 per share, $14,382 in the aggregate. The shares of the registrant's common stock were issued in reliance upon exemptions from registration available under Rule 506 of Regulation D and Sections 4(2) and 4(6) of the Securities Act of 1933, as amended, and are "restricted securities." No underwriters or agents were involved in the foregoing issuance and no commission or other remuneration was paid or given directly or indirectly to any person by the registrant.


                               SIGNATURES

	Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BF Acquisition Group V, Inc.


By:/s/ William R. Colucci
   -----------------------------
   William R. Colucci, President


Dated July 12, 2007












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